SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [    ]

Check the appropriate box:

[X ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

     Neuberger Berman Advisers Management Trust
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Balanced Portfolio
Growth Portfolio
Guardian Portfolio
International Portfolio
Mid-Cap Growth Portfolio
Partners Portfolio
Regency Portfolio
Small-Cap Growth Portfolio (formerly, Fasciano Portfolio)
Socially Responsive Portfolio
(collectively, the “Neuberger Berman Sub-Advised Funds”)

Short Duration Bond Portfolio (formerly, Lehman Brothers Short Duration Bond Portfolio)
High Income Bond Portfolio (formerly, Lehman Brothers High Income Bond Portfolio)
(together, the “LBAM Sub-Advised Funds”)

[________ __,] 2009

Dear Variable Contract Owner/Plan Participant:

      The enclosed Proxy Statement discusses four Proposals to be voted upon by the shareholders of each of the above-named series (each a “Fund”) of the Neuberger Berman Advisers Management Trust (the “Trust”). All shareholders of Funds in the Trust are being asked to approve Proposal 1 and 4 and either Proposal 2 or 3, depending on which Fund you hold. As a shareholder of the Funds, you are asked to review the Proxy Statement and to cast your votes. The Board of Trustees of the Trust recommends a vote “FOR” each of the Proposals.

      As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH Acquisition, LLC (“NBSH”) was organized by key members of Neuberger Berman’s senior management for the purpose of acquiring the Acquired Businesses. As discussed more fully in the enclosed Proxy Statement, following the closing of the Proposed Acquisition, NBSH will be owned by LBHI, certain affiliates of LBHI and a group consisting of portfolio managers, Neuberger Berman’s management team and certain key employees and senior professionals of the Investment Management Division.

      The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”), Neuberger Berman, LLC (“NB LLC”) and Lehman Brothers Asset Management LLC (“LBAM”), the adviser and sub-advisers to the Funds, respectively. Upon consummation of the Proposed Acquisition, the Funds’ management agreements with NB Management and the sub-advisory agreements with respect to the Funds between NB Management and NB LLC and between NB Management and LBAM would automatically terminate. To provide for continuity of management, the shareholders of each Fund are being asked to vote “FOR” the following Proposals, as applicable to a Fund:

1.

To approve a new management agreement between the Trust, on behalf of each Fund, and a newly formed wholly owned indirect subsidiary of NBSH that will acquire the assets of NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.

To approve a new sub-advisory agreement, with respect to the Trust and its Neuberger Berman Sub-Advised Funds, between New NB Management and NB LLC, to become effective upon consummation of the Proposed Acquisition;

3.

To approve a new sub-advisory agreement, with respect to the Trust and its LBAM Sub-Advised Funds, between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition; and

4.	To approve the election of Trustees to the Board of Trustees of the Trust.

     It is expected that, in addition to the portfolio managers, the management team and certain key employees and senior professionals with an interest in NBSH, substantially all of the other employees of the Acquired Businesses would remain employees of New NB Management, NB LLC or LBAM, providing uninterrupted management of your Funds following the Proposed Acquisition. All material terms of the management agreements, including the fee schedule, would remain unchanged.

     These Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. Shares of the Funds have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”). Your Insurance Company, as the legal owner of that separate account, and/or your Qualified Plan has been asked to approve the Proposals. You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which a Fund serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of the Fund to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan. As such, this Proxy Statement and voting instructions card are, therefore, being furnished to you, as either a Variable Contract owner or a Plan Participant, entitled to provide voting instructions with regard to the Proposals.

     The Trust’s Board of Trustees recommends that you vote “FOR” each of the applicable Proposals outlined above and described in the Proxy Statement.

     Your vote is important to us regardless of the number of shares in which you have a voting interest. Voting early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your voting instruction card(s) or proxy card(s) and mail it promptly in the enclosed postage-paid envelope, or help save time and postage costs by voting on the Internet or by telephone -- instructions can be found on your voting instruction card(s) or proxy card(s) -- or in person. If we do not hear from you by [______ __,] 2009, our proxy solicitor may contact you. If you have any questions about any of the Proposals or the voting instructions, please call us at 1-800-877-9700 or call [_______], our proxy solicitor, at 1-866-[_____]. Thank you for continued support of the Neuberger Berman Advisers Management Trust.

     Very truly yours,

     Robert Conti
     President and Chief Executive Officer
     Neuberger Berman Advisers Management Trust

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund names in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management LLC© 2009 Neuberger Berman Management LLC. All rights reserved. 2009 Lehman Brothers Asset Management LLC. All rights reserved.

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Balanced Portfolio
Growth Portfolio
Guardian Portfolio
International Portfolio
Mid-Cap Growth Portfolio
Partners Portfolio
Regency Portfolio
Small-Cap Growth Portfolio (formerly, Fasciano Portfolio)
Socially Responsive Portfolio
(collectively, the “Neuberger Berman Sub-Advised Funds”)

Short Duration Bond Portfolio (formerly, Lehman Brothers Short Duration Bond Portfolio)
High Income Bond Portfolio (formerly, Lehman Brothers High Income Bond Portfolio)
(together, the “LBAM Sub-Advised Funds”)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on [__________ __,] 2009
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     A special meeting (“Meeting”) of shareholders of the above-named series (each a “Fund”, and collectively, the “Funds”), of Neuberger Berman Advisers Management Trust (the “Trust”) will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on [______ __,] 2009 at [11:00 a.m.] Eastern time.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH was organized by key members of Neuberger Berman’s senior management for the purpose of acquiring the Acquired Businesses. As discussed more fully in the enclosed Proxy Statement, following the closing of the Proposed Acquisition, NBSH will be owned by LBHI, certain affiliates of LBHI and a group consisting of portfolio managers, Neuberger Berman’s management team and certain key employees and senior professionals of the Investment Management Division.

     The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”), Neuberger Berman, LLC (“NB LLC”) and Lehman Brothers Asset Management LLC (“LBAM”), the adviser and sub-advisers to the Funds, respectively. Upon consummation of the Proposed Acquisition, the Funds’ management agreements with NB Management and the sub-advisory agreements with respect to the Funds between NB Management and NB LLC and between NB Management and LBAM would automatically terminate. To provide for continuity of management, the shareholders of each Fund are being asked to vote “FOR” the following Proposals, as applicable to a Fund:

1.

To approve a new management agreement between the Trust, on behalf of each Fund, and a newly formed wholly owned indirect subsidiary of NBSH that will acquire the assets of NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.

To approve a new sub-advisory agreement, with respect to the Trust and its Neuberger Berman Sub-Advised Funds, between New NB Management and NB LLC, to become effective upon consummation of the Proposed Acquisition;

3.

To approve a new sub-advisory agreement, with respect to the Trust and its LBAM Sub-Advised Funds, between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition; and

4.	To approve the election of Trustees of the Board of Trustees of the Trust.

     As described in the Proxy Statement, the new management agreement provides that, following the Proposed Acquisition, New NB Management will provide investment advisory services with respect to each Fund on the same terms and with the same compensation structure as is currently in effect with NB Management. Likewise, each new sub-advisory agreement provides that, following the Proposed Acquisition, NB LLC will continue to provide sub-advisory services to each Neuberger Berman Sub-Advised Fund and LBAM will continue to provide sub-advisory services to each LBAM Sub-Advised Fund on the same terms and with the same compensation structure as is currently in effect. Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you had an interest in shares of one or more of the Funds at the close of business on January [_], 2009 (“Record Date”). If you attend the Meeting, you may provide your voting instructions in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

     Shares of the Funds are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” or collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Fund for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Qualified Plan or Insurance Company that uses a Fund as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Fund’s shares, has sole voting and investment power with respect to the shares, but generally, as more fully described in the Proxy Statement, will pass through any voting rights to Plan Participants and Variable Contracts owners. As such and for ease of reference throughout this Proxy, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Funds.

     We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) Plan Participants and Variable Contract owners holding proof of retirement account value allocated to a Fund or owning a variable contract with beneficial ownership in the Funds at the Record Date, such as a letter or account statement from the person's Insurance Company or Qualified Plan, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the meeting must present photo identification. If you plan to attend the Meeting, please contact us at 1-800-877-9700.

     By order of the Board of Trustees,

     Claudia A. Brandon
     Secretary
     Neuberger Berman Advisers Management Trust

[_______ __,] 2009
New York, New York

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF A FUND YOU OWN.

PLEASE RETURN YOUR VOTING INSTRUCTION CARD(S) OR PROXY CARD(S) PROMPTLY

SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE SPECIAL MEETING IS URGED TO REVIEW THE ENCLOSED
MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING
INSTRUCTION CARD(S) OR PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN
VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that you vote even if your account was closed after January [_], 2009, the Record Date.

     Please indicate your voting instructions on the enclosed voting instruction card(s) or proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the voting instruction card(s) or proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described in the Proxy Statement. If you own shares of more than one Fund and you are voting all your shares the same way, you may submit the combined voting instruction card or combined proxy card, otherwise, you must submit a separate voting instruction card or separate proxy card for each of those Funds.

     As an alternative to using the voting instruction card or proxy card to vote, you may vote via the Internet, by telephone, or in person. To vote via the Internet, please access the website listed on your voting instruction card(s) or proxy card(s). To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s) or voting instructions card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) by [______ __,] 2009, you may be contacted by our proxy solicitor.

     If voting instruction cards or proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the voting instruction cards or proxy cards, they will not be voted.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

     While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell substantially all the Neuberger Berman business and the fixed income business and certain alternative asset management businesses (collectively, the “Acquired Businesses”) of LBHI’s Investment Management Division to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH was organized by key members of Neuberger Berman’s senior management for the purpose of acquiring the Acquired Businesses. As discussed more fully in the enclosed Proxy Statement, following the closing of the Proposed Acquisition, NBSH will be owned by a group consisting of portfolio managers, Neuberger Berman’s management team and certain key employees and senior professionals of the Investment Management Division (“Management Members”), LBHI and certain affiliates of LBHI.

     The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”), Neuberger Berman, LLC (“NB LLC”) and Lehman Brothers Asset Management LLC (“LBAM”), the adviser and sub-advisers to the Funds, respectively. In order to effect the purchase of NB Management, NBSH has organized a subsidiary that, at the consummation of the Proposed Acquisition, will be, with respect to advisory services and related ancillary services, a “mirror image” counterpart of NB Management (such counterpart entity, “New NB Management”). No counterpart entities are being created in connection with the purchase of NB LLC and LBAM (collectively, the “Existing Advisers”).

     The consummation of the Proposed Acquisition would terminate the Funds’ management agreements with NB Management and the sub-advisory agreements with respect to the Funds between NB Management and NB LLC and between NB Management and LBAM, as applicable. Accordingly, shareholders of each Fund are being asked to approve new management and sub-advisory agreements with New NB Management and the Existing Advisers. The new management and sub-advisory agreement for each Fund is the same in every material respect as that Fund’s current management and sub-advisory agreement. The Proxy Statement provides additional information about the Proposed Acquisition, NBSH and the new management and sub-advisory agreements. If shareholders approve the new management and sub-advisory agreements, the effectiveness of each new agreement is contingent upon the closing of the Proposed Acquisition, and the Proposals will become effective upon the closing of the Proposed Acquisition. If the Proposed Acquisition is not consummated, the Proposals, if approved, will not be implemented.

     The Board of Trustees believes that approval of the new agreements is important to provide continuity of the high quality investment management and sub-advisory services your Fund has received in the past.

     In addition, shareholders of each Fund are being asked to approve the election of Trustees to the Board of Trustees of the Trust. The Trustees serve as representatives of shareholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the shareholders. Trustees review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Funds. With the exception of Mr. Robert Conti and Mr. Joseph Amato, each of the nominees currently serves as a Trustee of the Trust.

Q. How does the Proposed Acquisition relate to the LBHI bankruptcy case?

A. LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved the sale of the Acquired Businesses to NBSH, as the successful bidder.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE APPLICABLE
PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q. Why are you sending me this information?

A. The proxy materials provide you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Funds. You are receiving these proxy materials because you are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of the Fund to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan. This Proxy Statement and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions to their respective Insurance Company or Qualified Plan with regard to the Proposals.

Q. Why am I being asked to vote on the new agreements?

A. The consummation of the Proposed Acquisition would terminate the Funds’ management agreements with NB Management and the sub-advisory agreements with respect to the Funds between NB Management and NB LLC and between NB Management and LBAM. Accordingly, shareholders of each Fund are being asked to approve new management and sub-advisory agreements with New NB Management and the Existing Advisers. The new management and sub-advisory agreement for each Fund is the same in every material respect as that Fund’s current management and sub-advisory agreement. Your Fund’s Board of Trustees believes that approval of the new agreements is important to provide continuity of the advisory and sub-advisory services your Fund has received in the past.

     The Board of Trustees of your Fund has approved interim management and sub-advisory agreements with the Advisers in the event that the Proposed Acquisition closes and shareholders of a particular Fund have not yet approved new agreements for that Fund. If new agreements for a Fund are not approved within 150 days of the date on which the Proposed Acquisition closes, the Board of Trustees will take such action as it deems to be in the best interests of that Fund and its shareholders.

Q. What are the conditions to the consummation of the Proposed Acquisition?

A. The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) each Management Member entering into a definitive employment agreement with NBSH; (2) the transfer by LBHI to NBSH of the Acquired Businesses in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the first quarter of 2009.

Q. How will the Proposed Acquisition affect me as a Fund shareholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Proposed Acquisition, and you will still own the same shares in the same Fund. The new management and sub-advisory agreements are identical in all material respects to the corresponding existing agreements. The schedule of management fee rates that the Funds pay for investment management services will be the same upon completion of the Proposed Acquisition. In addition, neither LBHI nor NBSH contemplate instituting any fundamental changes to the manner in which NB Management and the Existing Advisers have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Trust and the Funds. However, there can be no assurance that any key employee of any of NB Management, NB LLC or LBAM will choose to remain employed by the adviser or the sub-adviser or become employed by New NB Management before or after the completion of the Proposed Acquisition.

Q. Will the Fund's name change?

A. No. The name of your Fund will not change.

Q. Will the fees payable under the new agreements increase as a result of the Proposed Acquisition?

A. No. The Proposals to approve the new management and sub-advisory agreements do not seek any increase in the schedule of fee rates. In addition, all contractual arrangements whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition, [and all voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by New NB Management for at least two years.]

Q. How do the Trustees recommend that I vote?

A. After careful consideration, the Trustees recommend that you vote FOR the Proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Proposed Acquisition?

A. No. The Funds will not bear these costs. NB Management will bear all normal and customary fees and expenses incurred by the Trust in connection with the Proposed Acquisition (including, but not limited to, proxy and proxy solicitation costs, printing costs, Trustees’ fees relating to the special Board meetings and legal fees).

Q. After the close of the Proposed Acquisition, will Purchaser have access to my account information?

A. Under the terms of the Funds’ distribution agreements with NB Management, any use of the Funds’ shareholder lists to offer other products requires approval of a majority of the members of the Funds’ Board of Trustees who are not affiliated with the investment adviser or distributor.

Q. How do I vote my shares?

A. Variable Contract owners or Plan Participants permitted to give instructions to their Insurance Company or Qualified Plan and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions, it is expected that the respective Insurance Company or Qualified Plan will furnish a copy of this Proxy Statement to its Variable Contract owners or Plan Participants.

     Variable Contract owners or Plan Participants instruct their Insurance Company or Qualified Plan as to how to vote by completing, signing and returning the enclosed voting instructions card(s) promptly in the enclosed envelope(s), or by calling the number on your voting instruction card; or via the Internet, by accessing the website address printed on the enclosed voting instruction card; or by attending and voting at the Special Meeting in person. Joint owners should each sign the voting instructions card(s).

Q. Why are multiple cards enclosed?

A. If you hold beneficial interests in or own shares of more than one Fund, you will receive a voting instruction card or proxy card for each Fund as well as a combined proxy card and voting instruction card. If you vote all your shares the same way, you can use the combined proxy card or combined voting instruction card to vote all of your shares on one proxy card or voting instruction card, respectively.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call us at 1-800-877-9700 or call [_______], our proxy solicitor, at 1-866-[___-____].

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Balanced Portfolio
Growth Portfolio
Guardian Portfolio
International Portfolio
Mid-Cap Growth Portfolio
Partners Portfolio
Regency Portfolio
Small-Cap Growth Portfolio (formerly, Fasciano Portfolio)
Socially Responsive Portfolio
(collectively, the “Neuberger Berman Sub-Advised Funds”)

Short Duration Bond Portfolio (formerly, Lehman Brothers Short Duration Bond Portfolio)
High Income Bond Portfolio (formerly, Lehman Brothers High Income Bond Portfolio)
(together, the “LBAM Sub-Advised Funds”)

605 Third Avenue
New York, New York 10158-0180
800-877-9700

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PROXY STATEMENT
-------------------------

For the Special Meeting of Shareholders
to be held on [_______ __,] 2009

INTRODUCTION

     These proxy materials, which include a Notice of Special Meeting of Shareholders, a Proxy Statement, and one or more voting instruction cards or proxy cards, are being sent to the shareholders of each of the above-named series (each a “Fund”, and collectively, the “Funds”) of Neuberger Berman Advisers Management Trust (the “Trust”) on behalf of the Trust's Board of Trustees (“Trustees”) in connection with a special meeting of shareholders of each Fund to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on [__________ __,] 2009, at [11:00 a.m.] Eastern time and any adjournments thereof (each a “Meeting”).

Solicitation of Proxies

     The Trustees are soliciting votes from shareholders of each Fund with respect to the proposals described in this Proxy Statement (the “Proposals”). The approximate mailing date of this Proxy Statement is [______ __,] 2009. If the accompanying voting instruction card or proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that voting instruction card or proxy card will be voted in accordance with the instructions provided on the voting instruction card or proxy card.

     Executed voting instruction cards or proxy cards that are unmarked will be voted to approve each applicable Proposal. The following Proposals to approve (1) a new management agreement between the Trust, on behalf of each Fund, and a newly formed entity that will acquire all of the assets of Neuberger Berman Management LLC with respect to advisory services and related ancillary services (such new entity, “New NB Management”); (2) a new sub-advisory agreement, with respect to Neuberger Berman Sub-Advised Funds, between New NB Management and Neuberger Berman, LLC (“NB LLC”); (3) a new sub-advisory agreement, with respect to LBAM Sub-Advised Funds, between New NB Management and Lehman Brothers Asset Management LLC (“LBAM”); and (4) the election of Trustees of the Trust will be considered and acted upon at the Meeting:

Shareholders Entitled to
Proposal		Vote	Page
1.	All Funds: Approve a new Management Agreement between the Trust, on behalf of each Fund, and New NB Management, to become effective upon consummation of the Proposed Acquisition, as described below.	Shareholders of each Fund, voting separately by Fund.	[__]

2.

For the Neuberger Berman Sub-Advised Funds: Approve a new Sub-Advisory Agreement, with respect to the Trust and the Neuberger Berman Sub-Advised Funds, between New NB Management and NB LLC, to become effective upon consummation of the Proposed Acquisition, as described below.

		Shareholders of the Neuberger Berman Sub-Advised Funds, voting separately by Fund.	[__]

3.

For the LBAM Sub-Advised Funds: Approve a new Sub-Advisory Agreement, with respect to the Trust and the LBAM Sub-Advised Funds, between New NB Management and LBAM, to become effective upon consummation of the Proposed Acquisition, as described below.

		Shareholders of the LBAM Sub-Advised Funds, voting separately by Fund.	[__]

4.	All Funds: Approve the election of Trustees to the Board of Trustees of the Trust.	Shareholders of each Fund, voting together.	[__]

5.	To transact any other business as may properly come before the Meeting.

     The Trustees have set the close of business on January [_], 2009 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting. Additional information regarding outstanding shares, voting your voting instruction card(s) or proxy card(s) and attending the Meeting are included at the end of this Proxy Statement in the section entitled “Voting Information.”

Reports to Shareholders

     Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s reports should direct all written requests to the attention of the Fund, at the offices of NB Management, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or call toll-free 1-800-877-9700.

GENERAL OVERVIEW

Introduction

     Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement (the “Purchase Agreement”) to sell substantially all of the Neuberger Berman business (collectively, “Neuberger Berman”) and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (“NBSH”) (the “Proposed Acquisition”). Included in the Acquired Businesses are NB Management, NB LLC and LBAM. In order to effect the purchase of NB Management, NBSH has organized a subsidiary that, at the consummation of the Proposed Acquisition, will be, with respect, to advisory services and related ancillary services, a “mirror image” counterpart of NB Management (such counterpart entity, “New NB Management”). No counterpart entities are being created in connection with the purchase of NB LLC and LBAM (collectively, the “Existing Advisers”). Prior to the closing of the Proposed Acquisition, subject to any applicable regulatory approvals, New NB Management will register as an investment adviser with the Securities and Exchange Commission (the “SEC”) and, upon the consummation of the Proposed Acquisition, New NB Management will acquire all of the assets of NB Management with respect to advisory services and related ancillary services. Prior to the Proposed Acquisition, it is anticipated that NBSH will form a subsidiary that will obtain a broker-dealer license and continue the broker-dealer and distribution services previously provided by NB Management without interruption.

     The consummation of the Proposed Acquisition would terminate the Funds’ management agreements with NB Management and the sub-advisory agreements with respect to the Funds between NB Management and NB LLC and LBAM, respectively. Accordingly, shareholders of each Fund are being asked to approve new management and sub-advisory agreements with New NB Management and the Existing Advisers. The new management and sub-advisory agreement for each Fund is the same in every material respect as that Fund’s current management and sub-advisory agreement.

     LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved of the sale of the Acquired Businesses to NBSH, as the successful bidder.

     In addition, shareholders of each Fund are being asked to approve the election of Trustees to the Board of Trustees of the Trust. The Trustees serve as representatives of shareholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the shareholders. Trustees review Fund performance, oversee Fund activities and review contractual arrangements with services providers that provide services to the Funds. With the exception of Mr. Robert Conti and Mr. Joseph Amato, each of the nominees currently serves as a Trustee of the Trust.

NBSH

     NBSH was organized by key members of Neuberger Berman’s senior management, for the purpose of acquiring the Acquired Businesses. Following the consummation of the Proposed Acquisition, NBSH will own, directly or indirectly, all of the Acquired Businesses.

     Upon the closing of the Proposed Acquisition, NBSH’s ownership will be divided between a group consisting of portfolio managers, the management team and certain key employees and senior professionals of the Investment Management Division (“Management Members”), LBHI and certain of LBHI’s subsidiaries through NBSH’s issuance of common units and preferred units. 49% of the common units will be classified as Class A units and will be issued to LBHI and its subsidiaries. (Under NBSH’s organizational document, LBHI will have a irrevocable proxy to vote all Class A units held by LBHI subsidiaries.) 51% of the common units will be classified as Class B units and will be issued, or reserved for issuance, to Management Members. In addition, 93% of the preferred units will be issued to LBHI and its subsidiaries, and 7% of the preferred units will be issued to, or reserved for issuance to, Management Members. The aggregate liquidation preference of all preferred units issued will be $875,000,000 and the preferred units will pay a preferred return on this liquidation preference, in cash, at rates specified in NBSH’s organizational document.

     Management of NBSH is currently vested in its managing member. Immediately after the closing of the Proposed Acquisition, a seven member board of directors will be constituted for NBSH. As NBSH’s Chief Executive Officer, George Walker (currently global head of investment management at LBHI) will lead NBSH’s board. Holders of Class B units will be entitled to appoint four additional members of NBSH’s board, at least two of whom must be independent of management within the meaning of the New York Stock Exchange’s listing requirements and Rule 10A-3 of the Securities Exchange Act of 1934, regardless of whether NBSH is subject to such rules at the time of appointment. Holders of Class A units will be entitled to appoint two members of NBSH’s board.

     Although NBSH’s preferred units will have no voting rights, holders of preferred units and Class A units will have the right to veto certain actions that could materially affect the financial soundness or capital structure of NBSH. In addition, holders of preferred units will have the right to remove the Chief Executive Officer of NBSH and take certain other actions if dividends are not paid in cash over specified periods of time. There are restrictions on the resale of common and preferred units. In the event that assets of LBHI, as a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, are distributed to its creditors, preferred units and Class A units of NBSH may be distributed or sold.

     All preferred units and Class B units issued to the Management Members will be subject to time vesting, which will be contingent upon the Management Member’s continued employment by NBSH or its subsidiaries. Holders of unvested preferred units or Class B units will not be entitled to any voting, distribution or other rights on their unvested units, other than the right described above to appoint members of NBSH’s board of directors. Each Class A unit and vested Class B unit will have one vote in matters requiring a vote of NBSH’s common unitholders.

     Following the consummation of the Proposed Acquisition, NBSH, through its subsidiaries, will offer a broad suite of investment management products, including equities, fixed income and alternative investment products, through the high net worth, institutional and retails channels.

Conditions to Closing of the Proposed Acquisition

     The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) each Management Member entering into a definitive employment agreement with NBSH; (2) the transfer by LBHI to NBSH of the Acquired Businesses, whether through the transfer of equity interests in, or the assets of, the existing LBHI subsidiaries through which the Acquired Businesses are operated, in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the first quarter of 2009.

     Neither LBHI nor NBSH contemplate instituting any fundamental changes to the manner in which NB Management and the Existing Advisers have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Trust and the Funds. LBHI and NBSH desire to retain the adviser’s and sub-advisers’ portfolio managers and key members of the management teams. In this regard, NBSH has proposed retention agreements to certain key personnel of the adviser and the sub-advisers and it is a condition to LBHI’s obligation to close the Proposed Acquisition that each Management Member enters into an employment agreement with NBSH. George Walker, global head of investment management for LBHI, will be the Chief Executive Officer of NBSH and Joseph Amato, Chief Executive Officer of NB LLC, will continue to lead these two investment advisory firms.

     In addition to the Trust’s management and sub-advisory agreements with NB Management, NB LLC and LBAM, the Trust’s administration and distribution agreements with NB Management will also terminate automatically upon consummation of the Proposed Acquisition. The Board has approved new administration and distribution agreements with New NB Management (or an alternative NBSH subsidiary with respect to the distribution agreements), which administration and distribution agreements are identical in form to the existing agreements, except for the name of the entity providing the services.

     As further discussed below, NBSH has agreed that, for a minimum of two years subsequent to the consummation of the Proposed Acquisition, it will use reasonable best efforts to cause New NB Management and the Existing Advisers to refrain from imposing, or agreeing to impose, any “unfair burden,” as defined in Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), on the Trust, which includes refraining from proposing any increase in the fees paid by the Trust to New NB Management and the Existing Advisers. All contractual arrangements whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition, [and all voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by New NB Management for at least two years.]

     Support services that were provided to the adviser and the sub-advisers by LBHI-related businesses that are not included with the Acquired Businesses are expected to either be provided to New NB Management and the Existing Advisers by LBHI, NBSH or their respective subsidiaries, contracted to third parties or continued for certain periods under the terms of a Transition Services Agreement between LBHI and Barclays Capital, which has purchased certain assets of LBHI.

Benefits of the Proposed Acquisition

     The Proposed Acquisition will enable the Management Members to own a majority of the “new” Neuberger Berman business and continue to function and operate much as Neuberger Berman does today. Management Members will be able to exercise control over the investment and operational decisions as well as decisions relating to the future growth of the Acquired Businesses. Functional and operational continuity should enable the Acquired Businesses to continue to focus on their investment advisory and portfolio management responsibilities without the distractions or constraints of having new owners unfamiliar with the functions and operations of Neuberger Berman.

Proxy Solicitation and Related Costs

     NB Management will bear all normal and customary fees and expenses incurred by the Trust in connection with the Proposed Acquisition (including, but not limited to, proxy and proxy solicitation costs, printing costs, Trustees’ fees relating to special Board meetings and legal fees).

Information Concerning the Investment Adviser and Sub-Advisers

     NB Management, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of Neuberger Berman Holdings LLC (“NB Holdings”). As of the closing of the Proposed Acquisition, NBSH will have a direct or indirect controlling interest in New NB Management, which will be located at the current address of NB Management. NB Management is, and, subject to any applicable regulatory approvals, New NB Management will be, an SEC-registered investment adviser that provides investment advisory services to the Funds and to other registered investment companies, both open- and closed-end. Each entity also provides, or will provide, asset allocation advice to individuals. NB Management is also an SEC-registered limited purpose broker-dealer that distributes shares of the Funds. Subject to applicable regulatory approvals, from and after the closing of the Proposed Acquisition, New NB Management, or a direct or indirect wholly owned subsidiary of NBSH, will also be an SEC-registered limited purpose broker-dealer that distributes shares of the Funds.

     NB LLC, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of NB Holdings. As of the closing of the Proposed Acquisition, NBSH will have a direct or indirect controlling interest in NB LLC. NB LLC is an SEC-registered investment adviser that provides sub-advisory services to the Neuberger Berman Sub-Advised Funds and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors.

     LBAM, 200 South Wacker Drive, Suite 2100, Chicago, Illinois 60601 is currently a wholly owned subsidiary of LBHI. As of the closing of the Proposed Acquisition, NBSH will have a direct or indirect controlling interest in LBAM. LBAM is an SEC-registered investment adviser that provides sub-advisory services to the LBAM Sub-Advised Funds and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors.

     NB Holdings, 605 Third Avenue, 2nd Floor, New York, New York 10158, is currently a wholly owned subsidiary of LBHI and the parent and 100% owner of NB Management and NB LLC. At the closing of the Proposed Acquisition, NB Holdings will sell all or substantially all of its assets, including all of the outstanding equity interests in NB LLC, to NBSH. For 69 years, NB Holdings and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. From and after the closing of the Proposed Acquisition, substantially all of these businesses will be carried out by NBSH and its subsidiaries.

     As discussed above, NBSH, 605 Third Avenue, 2nd Floor, New York, New York 10158, is a newly formed entity organized by key members of Neuberger Berman’s senior management, for the purpose of acquiring the Acquired Businesses. NBSH will, after the completion of the Proposed Acquisition, directly or indirectly own New NB Management, NB LLC and LBAM. Upon the closing of the Proposed Acquisition, NBSH’s ownership will be divided between the Management Members and LBHI and its subsidiaries. The Management Members will own a majority interest in NBSH and indirectly control New NB Management, NB LLC and LBAM. Substantially all of the interests and assets of certain other affiliated entities of NB Holdings are also being purchased by NBSH as part of the Proposed Acquisition.

     LBHI, a global investment bank, is currently the parent of LBAM and NB Holdings, which is in turn the parent of NB Management and NB LLC. Founded in 1850, LBHI historically had, until recently, maintained leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. LBHI’s address is 745 Seventh Avenue, New York, New York 10019. Commencing on September 15, 2008, LBHI and certain of its affiliates filed voluntary petitions for bankruptcy protection under chapter 11 of the US Bankruptcy Code. NB Holdings, NB Management, NB LLC and LBAM are separate legal entities and were not included in LBHI’s bankruptcy filing. Copies of documentation relating to the LBHI bankruptcy cases, including the Proposed Acquisition, are available on the internet at http://chapter11.epiqsystems.com/lehman or upon request at 1-866-841-7867.

     Exhibit A to this Proxy Statement provides information regarding the principal executive officers and directors of NB Management, NB LLC and LBAM. These principal executive officers and directors are anticipated to have the same positions with New NB Management, NB LLC and LBAM.

New Management and Sub-Advisory Agreements

     NB Management serves as advisor to each Fund, NB LLC serves as sub-adviser to the Neuberger Berman Sub-Advised Funds and LBAM serves as sub-adviser to LBAM Sub-Advised Funds. The Proposed Acquisition will result in an “assignment” of each Fund’s existing Management Agreement and Sub-Advisory Agreement (the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, each Fund’s Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, shareholders of each Fund are being asked to approve a new Management Agreement (collectively, the “New Management Agreements”) and a new Sub-Advisory Agreement (collectively, the “New Sub-Advisory Agreements,” and, together with the New Management Agreements, the “New Agreements”) with New NB Management and the Existing Advisers that are identical in all material respects to the Existing Agreements in order to permit the adviser or the sub-advisers to provide or continue to perform the advisory and sub-advisory services on the same terms and with the same compensation structure as are currently in effect. For each Fund, the Proposal to approve a New Sub-Advisory Agreement is subject to the approval of the Proposal to approve the New Management Agreement.

     If the shareholders of a Fund do not approve the New Agreements before the Proposed Acquisition is completed, the Board has approved New NB Management’s provision of advisory services, and NB LLC’s and LBAM’s provision of sub-advisory services, under interim Management and Sub-Advisory Agreements (together, “Interim Agreements”) pending approval of the New Agreements by shareholders of such Fund. Compensation earned by New NB Management, NB LLC and LBAM under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days from the termination of the Existing Agreements, the amount held in the escrow account, including interest, will be paid to New NB Management, NB LLC and LBAM, as appropriate. If shareholders of the applicable Funds do not approve the New Agreements, New NB Management, NB LLC and LBAM will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund’s Existing Agreements the applicable Fund’s shareholders still have not approved the New Agreements, the Trustees would take such actions as they deem to be in the best interests of the Funds and their shareholders, which may include negotiating a new Management Agreement and/or applicable new Sub-Advisory Agreement with an advisory organization selected by the Trustees or making other arrangements.

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Shareholders of each Fund are being asked to approve a New Management Agreement between the Trust, on behalf of each Fund, and New NB Management, whereby New NB Management will provide all advisory services that NB Management currently provides pursuant to the Fund’s existing Management Agreement. As described above, the Trust’s existing Management Agreement will terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Management Agreement is sought so that the management of each Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Management Agreement will continue in effect.

Board Approval and Recommendation

     The Trustees who were all present in person at a meeting held on December 17, 2008, including the Trustees who are not “interested persons” of the Trust or of NB Management (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the New Management Agreement for each applicable Fund and unanimously recommend that shareholders approve the New Management Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Funds’ Board of Trustees.”

Terms of the Existing and New Management Agreement

     The form of the New Management Agreement is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. Appendix B-1 shows the date of each existing Management Agreement, the date when the existing Management Agreement was last approved by the Trustees of the Trust with respect to each Fund, and the date when the existing Management Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

     The terms of the New Management Agreement are identical to those of the existing Management Agreement, except for dates of execution and termination and the identity of the adviser. The schedule of management fee rates under the New Management Agreement are identical to the schedule of management fee rates under the existing Management Agreement. All contractual arrangements whereby NB Management has agreed either to limit the expenses of certain Funds to a specified annual rate or to waive expenses of certain Funds by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition, [and all voluntary arrangements either to limit the expenses of certain Funds to a specified annual rate or to waive fees of certain Funds will be continued by New NB Management for at least two years]. NB Management has advised the Board of Trustees that it does not anticipate that the Proposed Acquisition will result in any reduction in the quality of advisory services now provided to the Funds by NB Management or have any adverse effect on the ability of NB Management or New NB Management to fulfill its obligations to the Funds.

     The following discussion applies to both the existing Management Agreement and the New Management Agreement for each Fund (the “Management Agreements”). Accordingly, all references to the Management Agreements and NB Management equally apply to the New Management Agreements and New NB Management, respectively.

     Investment Management Services. NB Management currently serves as the investment advisor to each Fund pursuant to the Management Agreement with the Trust on behalf of each Fund. In relation to providing investment advisory and portfolio management services, the Management Agreement provides that NB Management will (1) obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities; (2) formulate a continuing program for the investment of each Fund's assets consistent with its investment objectives, policies and restrictions; and (3) determine from time to time securities to be purchased, sold, retained or lent by the Funds and implement those decisions, including the selection of entities through which such transactions are to be effected. The Management Agreement permit NB Management to effect securities transactions on behalf of the Funds through associated persons of NB Management after consummation of the Proposed Acquisition. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, subject to obtaining best execution. Exhibit C to this Proxy Statement sets forth information regarding commissions paid by the Funds to affiliated brokers during the most recent fiscal year.

     Administrative Services. Pursuant to the Management Agreement, NB Management provides to each Fund, without separate cost, office space, equipment and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management also (i) assists each Fund in selecting and coordinating the activities of other agents, including the Funds’ custodian, independent auditors and legal counsel; (ii) authorizes and permits its directors, officers and employees who may be elected or appointed to serve as such to the Funds or Trust; (iii) assures that all books and records are maintained in accordance with applicable laws and regulations; and (iv) assists in the preparation of periodic reports and filings required by federal and state securities and tax laws.

     Expenses. NB Management pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Each Fund bears the expenses of its operation including the costs associated with: custody, shareholder servicing, shareholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Trustees' fees and expenses, shareholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, and organizational expenses.

     Advisory Fee. Each Fund pays NB Management an advisory fee based on the Fund's average daily net assets. Exhibit D-1 and D-2 to this Proxy Statement sets forth the rate of compensation and aggregate amount of advisory fees paid by each Fund during the last fiscal year as well as the amount of administration and distribution fees paid to NB Management pursuant to administration and distribution agreements with the Funds. The Trustees of the Trust have voted to approve new administration and distribution agreements, similar in all material respects to the current agreements described below, to take effect following the consummation of the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the current administration and distribution agreements will remain in effect for each Fund.

     Pursuant to an administration agreement with each Fund, NB Management provides certain shareholder-related services not furnished by the Funds' shareholder servicing agent or third party investment providers and assists in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management solicits and gathers shareholder proxies, performs services connected with the qualification of Fund shares for sale in various states, and furnishes other services necessary to the operation of the Funds.

     Pursuant to a distribution agreement with each Fund, NB Management serves as “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of Fund shares. For certain classes of shares, NB Management bears all advertising and promotion expenses incurred in the sale of Fund shares. Certain other classes compensate NB Management for activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds.

     NB Management has entered into voluntary and contractual expense reimbursement arrangements with certain Funds to reimburse certain expenses of each such Fund so that its total annual operating expenses are limited to a certain percentage of its average daily net assets. The arrangements do not cover interest, taxes, brokerage commissions, and extraordinary expenses. For certain Funds, the arrangements also do not cover compensation to NB Management. Under the contractual arrangements, the Fund in turn agrees to repay Neuberger Berman for reimbursed expenses provided that repayment does not cause the Fund's annual operating expenses to exceed a certain predetermined percentage of its average daily net assets. Any such repayment must be made within three years after the year in which NB Management incurred the expense. All voluntary and contractual expense reimbursement arrangements between any Fund and NB Management will continue with New NB Management in accordance with their terms, upon consummation of the Proposed Acquisition. The voluntary arrangements may be terminated by New NB Management with respect to a Fund on 60 days' notice to the Fund. Exhibit E to this Proxy Statement sets forth the current contractual fee waiver agreements.

     Retention of Sub-Adviser. Subject to NB Management obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, NB Management may retain a sub-adviser, at NB Management's own cost and expense, to make investment recommendations and research information available to NB Management. However, retention of a sub-adviser in no way reduces the responsibilities of NB Management under the Management Agreement and NB Management is responsible to the Trust and each Fund for all acts and omissions of the sub-adviser to the same extent that NB Management is responsible for its own acts and omissions. See “Limitation of Liability,” below.

     Services to Other Clients. The Management Agreement does not limit the freedom of NB Management or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment advisor or investment counselor to other persons, firms or corporations, or to engage in other business activities. NB Management acts as investment advisor or sub-adviser to other registered investment companies with similar investment objectives and policies as certain of the Funds. Exhibit F to this Proxy Statement sets forth the name, asset size and compensation received by NB Management for providing advisory or sub-advisory services to these other funds.

     Limitation of Liability. Neither NB Management nor any director, officer or employee of NB Management performing services pursuant to the Management Agreement shall be liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Management Agreement.

     Term of Agreement. The existing Management Agreement provides that it will remain in effect until October 31, 2009. The New Management Agreement will provide that it will remain in effect for an initial term of two years. The Management Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Board of Trustees, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Amendment or Assignment. Any amendment must be in writing signed by the parties to the Agreement and is not effective unless authorized for each Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, and (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement provides that it will terminate automatically and immediately in the event of an assignment.

     Termination. The Management Agreement may be terminated, without penalty, at any time by either party to the Agreement upon sixty days' prior written notice to the other party; provided that in the case of termination by any one Fund, the termination has been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Differences between the Existing and New Management Agreement

     The only terms of the New Management Agreement that will be different from the terms of the existing Management Agreement are the dates of execution and termination, as well as the entity providing the services.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:	NEUBERGER BERMAN SUB-ADVISED FUNDS - APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN NEW NB MANAGEMENT AND NB LLC

     Shareholders of the each Neuberger Berman Sub-Advised Fund are being asked to approve a New Sub-Advisory Agreement, with respect to their Fund, between New NB Management and NB LLC. As described above, each existing Sub-Advisory Agreement will automatically terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Sub-Advisory Agreement is sought so that the management of each Neuberger Berman Sub-Advised Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Sub-Advisory Agreement will continue in effect. A discussion of the Board’s approval and recommendations and the terms of the existing and new sub-advisory agreements in connection with Proposal 2 is set out below.

PROPOSAL 3:	LBAM SUB-ADVISED FUNDS - APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN NEW NB MANAGEMENT AND LBAM

     Shareholders of each LBAM Sub-Advised Fund are being asked to approve a New Sub-Advisory Agreement, with respect to their Fund, between New NB Management and LBAM. As described above, each existing Sub-Advisory Agreement will automatically terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Sub-Advisory Agreements is sought so that the management of each LBAM Sub-Advised Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Sub-Advisory Agreements will continue in effect. LBAM currently provides services to certain Funds pursuant to a Sub-Advisory Agreement dated November 3, 2003 and an Assignment and Assumption Agreement, dated May 1, 2007. Shareholders of the LBAM Sub-Advised Funds are solely being asked to approve the applicable Sub-Advisory Agreement and not the Assignment and Assumption Agreement. A discussion of the Board’s approval and recommendations and the terms of the new existing and new sub-advisory agreements in connection with Proposal 3 is set out below.

Board Approval and Recommendation of Proposal 2 and 3

     The Trustees who were present at an in-person meeting held on December 17, 2008, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for each Fund and unanimously recommend that shareholders approve the New Sub-Advisory Agreement for each Fund. A summary of the Trustees' considerations is provided below in the section entitled “Evaluation by the Trustees.”

Terms of the Existing and New Sub-Advisory Agreements in Connection with Proposal 2 and 3

     The form of the New Sub-Advisory Agreements is attached as Exhibit G to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit G. Appendix G-1 shows the date of each existing Sub-Advisory Agreement, the date when the existing Sub-Advisory Agreement was last approved by the Trustees with respect to each Fund, and the date when the existing Sub-Advisory Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

     The terms of each New Sub-Advisory Agreement are identical to those of the respective existing Sub-Advisory Agreement, except for the dates of execution and termination. All payments to NB LLC or LBAM, as applicable, pursuant to a Sub-Advisory Agreement with respect to any Fund are made by NB Management. However, the bases for fees to be paid by NB Management under each New Sub-Advisory Agreement are identical to the bases for fees under the respective existing Sub-Advisory Agreement. NB Management, NB LLC and LBAM have advised the Board of Trustees that they do not anticipate that the Proposed Acquisition will result in any reduction in the quality of sub-advisory services now provided to the Funds or have any adverse effect on the ability of NB LLC and LBAM to fulfill its obligations under the New Sub-Advisory Agreements.

     The following discussion applies to both the existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund (the “Sub-Advisory Agreements”). Accordingly, all references to the Sub-Advisory Agreements equally apply to the New Sub-Advisory Agreements.

     Sub-Advisory Services. NB Management, on behalf of the Trust and each Fund, retains NB LLC to serve as sub-adviser to the Neuberger Berman Sub-Advised Funds and LBAM to serve as the sub-adviser to the LBAM Sub-Advised Funds. The Sub-Advisory Agreements provide that NB LLC or LBAM will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that NB LLC or LBAM, from time to time, provides to its employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of NB LLC and LBAM. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Chief Investment Officer, who is also available for consultation with NB Management.

     Sub-Advisory Fee. The Sub-Advisory Agreements provide that NB Management will pay for the services rendered by NB LLC or LBAM based on the direct and indirect costs to NB LLC or LBAM in connection with those services. Exhibit H to this Proxy Statement sets forth the aggregate amount of sub-advisory fees paid by NB Management with respect to each Fund during its last fiscal year. NB LLC and LBAM also serve as sub-adviser for all of the other registered investment companies sponsored by NB Management. Exhibit I to this Proxy Statement sets forth the name, asset size and compensation received by NB LLC and LBAM for providing sub-advisory services to these other funds.

     Limitation of Liability. NB LLC or LBAM are not liable for any act or omission or any loss suffered by any Fund or any Fund's shareholders under the Agreements unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreements.

     Term of Agreement. Each existing Sub-Advisory Agreement provides that it will remain in effect until October 31, 2009. Each New Sub-Advisory Agreement will provide that it will remain in effect for an initial term of two years. Each Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Trustees, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Termination. The Sub-Advisory Agreements may be terminated, without penalty, at any time by the Trust, NB Management, NB LLC or LBAM, as applicable, upon sixty days' prior written notice to the other party; provided that in the case of termination by the Trust or any Fund, the termination has been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Furthermore, the Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

Differences between the Existing and New Sub-Advisory Agreements

     The only terms of the New Sub-Advisory Agreements that will be different from the terms of the existing Sub-Advisory Agreements are the dates of execution and termination.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF THE NEUBERGER BERMAN SUB-ADVISED FUNDS
VOTE “FOR” PROPOSAL 2
AND
THAT SHAREHOLDERS OF THE LBAM SUB-ADVISED FUNDS VOTE “FOR” PROPOSAL 3

EVALUATION BY THE TRUST’S BOARD OF TRUSTEES

Board Meeting and Consideration of the New Agreements

     The Trustees of the Trust discussed the Proposed Acquisition on December 17, 2008. Prior to submitting its bid to public auction, NB Management met telephonically with the Independent Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with NB Management to obtain additional information about the Proposed Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared due diligence requests that were presented to NB Management and appointed a Task Force of Independent Trustees to lead the due diligence effort (“Task Force”).

     NB Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Trustees were advised by experienced 1940 Act counsel that is independent of NB Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

     Consideration of the New Agreements followed shortly on the heels of the Independent Trustees’ annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by NB Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of each Fund and its shareholders. Accordingly, in considering the New Agreements, the Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except the term and termination date and name of the investment adviser, only with respect to the New Management Agreements. The Board considerations in connection with the New Agreements and the Existing Agreements also entered into the decision by the Board to approve the Interim Agreements, which would take effect if the shareholders of a Fund do not approve the New Agreements before the Proposed Acquisition is completed. The Independent Trustees’ consideration of the Existing Agreements is described below.

     In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Funds by NB Management and the Existing Advisers, including investment advisory, administrative and support services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully NBSH’s intentions regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff.

     The Independent Trustees inquired whether NBSH had specific plans for the future structure of the Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds.

     The Independent Trustees inquired about the long-term plans for New NB Management and the Existing Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH.

     The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by NB Management and each Existing Adviser; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Independent Trustees did not identify any particular information that was determinative, and each Trustee may have attributed different weights to the various factors.

     In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors:

(1)	that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2)	that New NB Management and the Existing Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

(3)	the favorable history, reputation, qualification, and background of NB Management and the Existing Advisers, as well as the qualifications of their personnel and their respective financial conditions;

(4)	the commitment of NBSH to retain key personnel currently employed by NB Management and the Existing Advisers who currently provide services to the Funds;

(5)	the commitment of NBSH to maintaining the current level and quality of Fund services;

(6)	the proposed division of equity in NBSH among key personnel upon consummation of the Proposed Acquisition;

(7)	the fees and expense ratios of the Funds relative to comparable mutual funds;

(8)	that the fees are identical to those paid under the Existing Agreements;

(9)	that the fees and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided;

(10)

the commitment of NB Management to maintaining the Funds’ current contractual [and voluntary] expense limitation agreements to ensure that Fund shareholders of funds that have such arrangements in place do not face an increase in expenses upon consummation of the Proposed Acquisition;

(11)	the performance of the Funds relative to comparable mutual funds and unmanaged indices;

(12)

the commitment of NB Management [and its affiliates] to pay the expenses of the Funds in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies, so that shareholders of the Funds would not have to bear such expenses;

(13)

the actual and potential effects on New NB Management and the Existing Advisers of the bankruptcy of LBHI, and the effects of the LBHI bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

(14)	the provisions made to continue providing to New NB Management and the Existing Advisers certain services that were previously provided to them by or through LBHI or its other affiliates;

(15)	the possible benefits that may be realized by the Funds and by New NB Management and the Existing Advisers as a result of the Proposed Acquisition; and

(16)

that the Proposed Acquisition is expected to maintain continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of New NB Management and the Existing Advisers that could be adverse to the Funds’ interests and that could affect the retention of key employees providing services to the Funds.

Board Consideration of the Existing Agreements

     As noted above, the Board had recently considered the continuance of the Existing Agreements for each Fund and the factors considered by the Board are discussed below. The Trustees, including the Independent Trustees, unanimously approved the continuance of those Existing Agreements for each Fund at a meeting held on September 25, 2008.

     In evaluating the Existing Agreements, the Trustees, including the Independent Trustees, reviewed materials furnished by the Existing Advisers in response to questions submitted by counsel to the Independent Trustees, and met with senior representatives of NB Management and the Existing Advisers regarding their personnel and operations. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of NB Management and each Existing Adviser. The Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Existing Agreements. They met with such counsel separately from representatives of NB Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that NB Management and the Existing Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the report and that the Independent Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

     The Board considered the following factors, among others, in connection with its approval of the continuance of the Existing Agreements: (1) the nature, extent, and quality of the services provided by NB Management and each Existing Adviser; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was determinative, and each Trustee may have attributed different weights to the various factors.

     The Board evaluated the terms of the Existing Agreements, the overall fairness of the Existing Agreements to each Fund and whether the Existing Agreements were in the best interests of each Fund and its shareholders.

     With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of NB Management and each Existing Adviser who perform services for the Funds. The Board noted that NB Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered NB Management’s and each Existing Adviser’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution obtained by NB Management. The Board’s Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by each Fund. The Board also reviewed whether NB Management and the Existing Advisers used brokers to execute Fund transactions that provide research and other services to NB Management and the Existing Advisers, and the types of benefits potentially derived from such services by NB Management and the Existing Advisers, the Funds and by other clients of NB Management and the Existing Advisers. In addition, the Board noted the positive compliance history of NB Management and each Existing Adviser, as each firm has been free of significant compliance problems.

     The Board considered the performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with NB Management each Fund’s performance and steps that NB Management had taken, or intended to take, to improve each Fund’s performance. The Board also considered NB Management’s resources and responsiveness with respect to the Funds that experienced lagging performance.

     With respect to the overall fairness of the Existing Agreements, the Board considered the fee structure for each Fund under the Existing Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to NB Management and the Existing Advisers or their affiliates from their relationship with each Fund. The Board also considered the profitability of NB Management and its affiliates from their association with the Funds.

     The Board reviewed a comparison of each Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund’s management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to Neuberger Berman, the Board noted that this fee is “at cost.”

     In addition, the Board considered the contractual limits on Fund expenses undertaken by NB Management for certain classes of certain Funds. The Board noted that certain classes of certain Funds also have voluntary limits or waivers which further reduce Fund expenses.

     The Board considered whether there were other funds that were advised or sub-advised by NB Management or its affiliates or separate accounts managed by NB Management or its affiliates with similar investment objectives, policies and strategies as certain of the Funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

     The Board also evaluated any apparent or anticipated economies of scale in relation to the services NB Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

     In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to NB Management’s profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined NB Management’s cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that NB Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that NB Management’s level of profitability was not excessive.

     In approving the Existing Agreements, the Board concluded that the terms of each Existing Agreement are fair and reasonable and that approval of the Existing Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that NB Management and each Existing Adviser, as applicable, could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time or, in the case of underperforming Funds, that it retained confidence in NB Management and each Existing Adviser’s capabilities to manage the Funds; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

     First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

     The Trustees have not been advised by LBHI or NBSH of any circumstances arising from the Proposed Acquisition that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, NBSH has agreed that for two years after the consummation of the Proposed Acquisition, it will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund, which includes refraining from proposing any increase in fees paid by the Trust to New NB Management and the Existing Advisers. At the present time, over 80% of the Trustees are classified as Independent Trustees and expect to remain so classified following the sale of the Acquired Businesses. NBSH has agreed to continue to comply with the Board’s current policy that requires that at least 75% of the Trustees are classified as Independent Trustees and would not seek to change it during the three-year period after the completion of the Proposed Acquisition.

     Based on their evaluation of the materials presented, the Trustees who attended the December 17, 2008 Board meeting, including all the Independent Trustees, unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Funds and their shareholders. The Trustees believe that the New Agreements will enable each Fund to continue to enjoy the high quality investment management services it has received in the past, at fee rates identical to the present rates, which the Independent Trustees deem appropriate, reasonable and in the best interests of the Fund and its shareholders. The Trustees unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Agreements.

PROPOSAL 4: ELECTION OF TRUSTEES

     Shareholders of each Fund are being asked to approve the election of Trustees to the Board of Trustees (the “Board”) of the Trust. The Board has nominated the individuals listed below for election as Trustees, each to hold office until resignation or removal. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. With the exception of Mr. Conti and Mr. Amato, each of the nominees currently serves as a Trustee of the Trust.

     The Governance and Nominating Committee of the Trust reviewed the qualifications, experience and background of each nominee. Based upon this review, the Committee determined that nominating the incumbent Trustees would be in the best interests of the shareholders of the Trust. The Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Trust as a result of their prior service as Trustees, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in December 2008, the Board received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate John Cannon, Faith Colish, Martha C. Goss, C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, George W. Morriss, Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, Candace L. Straight, Peter P Trapp, Jack L. Rivkin, Robert Conti and Joseph Amato for election as Trustees. The Trust has a policy that at least three quarters of all Trustees be Independent Fund Trustees. Independent Fund Trustees are those who are not associated with the Trust’s investment manager or sub-adviser or their affiliates, or with any broker-dealer used by the Trust, the investment manager or the sub-adviser in the past six months.

     It is the intention of the persons named as proxies on the enclosed voting instruction card(s) and proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Trustees is related to any other. The following tables set forth certain information regarding each Trustee. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

INFORMATION REGARDING NOMINEES FOR ELECTION

Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term
New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Faith Colish (1935)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
C. Anne Harvey (1937)	Trustee since 1998	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	60	Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.
Robert A. Kavesh (1927)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	60

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

			Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	60

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 2000	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Cornelius T. Ryan (1931)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	60	None.
Tom D. Seip (1950)	Trustee since 2000; Chair of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

			Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.
Fund Trustees who are “Interested Persons”
Joseph Amato* (1964)	Nominee for Trustee	Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.) and NB LLC, since 2007; Director, NB Management, since 2007; Global Head of Asset Management in the Investment Management Division, LBHI, since 2006; Member of the Investment Management Division’s Executive Management Committee, LBHI, since 2006; Managing Director, Lehman Brothers Inc., since 2006; formerly, Chief Recruiting and Development Office, Lehman Brothers Inc., 2005 to 2006; formerly, Global Head of Equity Sales and Member of the Equities Division Executive Committee, Lehman Brothers Inc., 2003 to 2005.	60

Member of Board of Advisors, McDonough School of Business, Georgetown University, since __; Member of New York City Board of Advisors, Teach for America, since __; Trustee, Montclair Kimberley Academy (private school), since __.

Robert Conti* (1956)	Trustee since 2008; Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Chairman of the Board, Staten Island Mental Health Society since 2008.

Number of
	Position		Funds in	Other
	with the		Fund	Directorships
	Trust and		Complex	Held Outside
Name, (Year	Length of		Overseen	Fund Complex
of Birth), and	Time		by Fund	by Fund
Address (1)	Served (2)	Principal Occupation(s) (3)	Trustee	Trustee
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			60	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Conti is an interested person of the Trust by virtue of the fact that he is an officer of NB Management and Neuberger Berman. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman. Mr. Amato may be deemed an interested person by virtue of the fact that he is a director of NB Management, director and officer of NB holdings and managing director of Lehman Brothers Inc.

Board of Trustees and Committee Meetings

     The Board met [____] times during the Trust’s fiscal year ended December 31, 2008. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that fiscal year of the Trust.

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Independent Trustees. The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. The standing committees of the Board of Trustees are described below.

     Audit Committee. The purposes of the Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Trust and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the financial statements of the Trust and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (e) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The independent registered public accounting firm for the Trust shall report directly to the Audit Committee. The Audit Committee of the Trust has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Trust’s independent registered public accounting firm to each member of the Audit Committee between meetings of the Committee.

     The Audit Committee of the Trust is composed entirely of Independent Fund Trustees. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chair), Tom D. Seip and Peter P. Trapp. The Chair of the Audit Committee receives additional compensation for serving as Chair of this Committee. During the Trust’s fiscal year ended December 31, 2008, the Audit Committee met [____] times.

     Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Trustees annually consider whether to renew each Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh and Candace L. Straight. During the fiscal year ended December 31, 2008, the Contract Review Committee met [____] times.

     Ethics and Compliance Committee. The Ethics and Compliance Committee oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Funds’ implementation and enforcement of its compliance policies and procedures; (b) compliance with the Funds’ Codes of Ethics (which restrict the personal securities transactions, including transactions in Fund shares, of employees, officers, and Trustees), and (c) the activities of the Funds’ Chief Compliance Officer. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Trust's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Trust and its Service Providers. The Committee members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O'Brien. All members are Independent Trustees. The Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and LBAM. During the fiscal year ended December 31, 2008, the Ethics and Compliance Committee met [____] times.

     Executive Committee. The Executive Committee of the Trust is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf and Tom D. Seip. All members except for Mr. Conti are Independent Fund Trustees. During the Trust’s fiscal year ended December 31, 2008, the Executive Committee met [____] times.

     Governance and Nominating Committee. The Governance and Nominating Committee of the Trust is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Trustees, including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Trustees and are not “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act. The Chair of the Governance and Nominating Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2008, the Governance and Nominating Committee met [___] times.

     Investment Performance Committee. The Investment Performance Committee of the Trust is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. The Chair of the Investment Performance Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2008, the Investment Performance Committee met [____] times.

     Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of the Trust (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. The Chair of the Portfolio Transactions and Pricing Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2008, the Portfolio Transactions and Pricing Committee met [___] times.

     Insurance Committee. The Insurance Committee's primary purpose is to evaluate prospective user insurance companies. The Committee reviews financial statements and other available data the Committee deems appropriate concerning the financial strength and operation practices of insurance companies seeking to enter into agreements with the Funds or its principal underwriter in relation to such insurance companies' investment or proposed investment in the Funds. In addition, its members are consulted by the Trust's officers and NB Management in the event a user insurance company encounters financial difficulties so as to determine the effect on the Trust and the possibility that the insurance company's separate account assets would be withdrawn from the Trust. Its members are C. Anne Harvey, Candace L. Straight and Peter P. Trapp (Chairman). During the fiscal year ended December 31, 2008, the Committee [did not formally meet but considered information regarding several companies throughout close of the fiscal year that were ratified and/or approved by the full Board based on Committee recommendations.]

Information Regarding the Trust’s Process for Nominating Trustee Candidates

     Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is available to shareholders on NB Management’s website at www.nb.com.

     Shareholder Communications. The Trust’s Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a shareholder within the past 120 days.

     Nominee Qualifications. The Governance and Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Fund Trustees, independence from the Trust’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

     Identifying Nominees. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Trust does not pay a fee to third parties to assist in finding nominees.

Trustee Attendance at Special Meetings

     The Trust does not have a policy on Trustee attendance at special meetings of shareholders.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Trustee as of [______ __,] 2009.

Aggregate Dollar
Range of Equity Securities in all
Registered Investment
	Dollar Range of Equity	Companies Overseen by
	Securities Owned in each	Trustee in Family of
Name of Trustee	Fund*	Investment Companies*
Independent Fund Trustees
John Cannon		Over $100,000
Faith Colish		Over $100,000
Martha C. Goss		None
C. Anne Harvey		$50,001-$100,000
Robert A. Kavesh		$10,001-$50,000
Michael M. Knetter		$50,001-$100,000
Howard A. Mileaf		Over $100,000
George W. Morriss		Over $100,000
Edward I. O’Brien		Over $100,000
Cornelius T. Ryan		Over $100,000
Tom D. Seip		Over $100,000
Candace L. Straight		Over $100,000
Peter P. Trapp		Over $100,000
Trustees who are “Interested Persons”
Jack L. Rivkin		$1-$10,000
Robert Conti
Joseph Amato

* Valuation as of [____].

Independent Fund Trustees’ Ownership of Securities

     As of January [_], 2009, no Independent Fund Trustee (or his/her immediate family members) owned securities of NB Management or Neuberger Berman or securities in an entity controlling, controlled by or under common control with NB Management or Neuberger Berman (not including registered investment companies).

Officers of the Trust

     The following table sets forth certain information regarding the officers of the Trust. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Name, (Year of Birth), and	Position and Length of
Address (1)	Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; formerly, Vice President, Neuberger Berman, 2002 to 2006 and Employee since 1999; Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Name, (Year of Birth), and	Position and Length of
Address (1)	Time Served (2)	Principal Occupation(s) (3)
Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger, since 2006; Vice President, Management, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Name, (Year of Birth), and	Position and Length of
Address (1)	Time Served (2)	Principal Occupation(s) (3)
Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation of Trustees

     The following table sets forth information concerning the compensation of the Trustees. The Trust does not have any pension or retirement plan for its Trustees. For the Trust’s fiscal year ended December 31, 2008, the Trustees received the amounts set forth in the following table from the Trust. For the Trust’s fiscal year ended December 31, 2008, the Trustees received the compensation set forth in the following table for serving as Trustees or Trustees/Directors of other investment companies in the “Neuberger Berman Fund Complex.” Each officer and Trustee who is a Trustee, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Trustee and/or officer without any compensation from the Trust.

TABLE OF COMPENSATION

Name and Position	Compensation from	Total Compensation from
with the Trust	the Trust for Fiscal	Registered Investment Companies in the
	Year Ended 12/31/08	Neuberger Berman Fund
Complex Paid to Trustees for Calendar
Year Ended 12/31/08
Independent Fund Trustees
John Cannon
Trustee
Faith Colish
Trustee
Martha C. Goss
Trustee
C. Anne Harvey
Trustee
Robert A. Kavesh
Trustee
Michael M. Knetter
Trustee
Howard A. Mileaf
Trustee
George W. Morriss
Trustee
Edward I. O’Brien
Trustee
Cornelius T. Ryan
Trustee
Tom D. Seip
Trustee, Independent
Chair of the Board
Candace L. Straight
Trustee
Peter P. Trapp
Trustee
Trustees who are “Interested Persons”
Joseph Amato*	N/A*	N/A*
Nominee
Robert Conti**	N/A**	N/A**
Trustee, President
and Chief Executive
Officer
Jack L. Rivkin
Trustee

*	Mr. Amato is a nominee for Fund Trustee.
**	Mr. Conti became a Fund Trustee on December 18, 2008.

     For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair, who is also an Independent Fund Trustee, receives an additional $35,000 per year.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP (“Ernst & Young”) audited the each Fund’s (except High Income Bond Portfolio) financial statements for the fiscal year ended December 31, 2007. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Trust and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Trust’s filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Trust’s independent registered public accounting firm. The Board of Trustees of the Trust has selected Ernst & Young as the independent registered public accounting firm for each Fund (except High Income Bond Portfolio) of the Trust for the fiscal year ending December 31, 2008. Ernst & Young has informed the each Fund (except High Income Bond Portfolio) that it has no material direct or indirect financial interest in the Trust.

     Tait Weller & Baker LLP (“Tait Weller”) audited the High Income Bond Portfolio’s financial statements for the fiscal year ended December 31, 2007. Tait Weller, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Trust’s filings with the SEC. In the opinion of the Audit Committee, the services provided by Tait Weller are compatible with maintaining the independence of the Trust’s independent registered public accounting firm. The Board of Trustees of the Trust has selected Tait Weller as the independent registered public accounting firm for the High Income Bond Portfolio of the Trust for the fiscal year ending December 31, 2008. Tait Weller has informed High Income Bond Portfolio that it has no material direct or indirect financial interest in the Trust.

     Representatives of Ernst & Young and Tait Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of certain series for the fiscal years ended December 31, 2008 and December 31, 2007 and for the review of the financial statements included in the Trust’s regulatory filings were $[_________] and $[__________], respectively.

     The aggregate fees billed by Tait Weller for the audit of the annual financial statements of certain series for the fiscal years ended August 31, 2008 and August 31, 2007 and for the review of the financial statements included in the Trust’s regulatory filings were $[_________] and $[__________], respectively.

Audit-Related Fees

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended December 31, 2008 and December 31, 2007, for performing agreed-upon procedures for the Trust were $[_________] and $[___________], respectively.

     The aggregate audit-related fees billed by Tait Weller for the fiscal years ended December 31, 2008 and December 31, 2007, for performing agreed-upon procedures for the Trust were $[_________] and $[___________], respectively.

Tax Fees

     The aggregate fees billed by Ernst & Young for the fiscal years ended December 31, 2008 and December 31, 2007, for tax compliance, tax advice, and tax planning for the Trust were $[_________] and $[___________], respectively.

     The aggregate fees billed by Tait Weller for the fiscal years ended December 31, 2008 and December 31, 2007, for tax compliance, tax advice, and tax planning for the Trust were $[_________] and $[___________], respectively.

All Other Fees

     Aggregate fees billed by Ernst & Young during the fiscal years ended December 31, 2008 and December 31, 2007 for other services provided to the Trust were $[__] and $[__], respectively.

     Aggregate fees billed by Tait Weller during the fiscal years ended December 31, 2008 and December 31, 2007 for other services provided to the Trust were $[__] and $[__], respectively.

     Aggregate fees billed by Ernst & Young during the fiscal years ended December 31, 2008 and December 31, 2007 for non-audit services to the Trust, NB Management, Neuberger Berman and any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Trust were $[_________] and $[_________], respectively.

     Aggregate fees billed by Tait Weller during the fiscal years ended December 31, 2008 and December 31, 2007 for non-audit services to the Trust, NB Management, Neuberger Berman and any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Trust were $[_________] and $[_________], respectively.

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young and Tait Weller. The Audit Committee did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young and Tait Weller did not provide any audit-related services, tax services or other non-audit services to NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Funds that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Ownership of Shares

     Information regarding the percent ownership of each person who as of [_____ __,] 2009, to the knowledge of the Trust, owned of record and/or beneficially 5% or more of any class of the outstanding shares of a Fund is included in Exhibit J to this Proxy Statement.

     Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of LBHI or its subsidiaries. All of the senior officers of the Trust, including the President, who also serves as a Trustee, are expected to have an equity interest in NBSH, which is expected to vest over time.

Payment of Solicitation Expenses

     NB Management will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. NB Management has engaged [_____] and [______], proxy solicitation firms, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firms is expected to be about $[______] plus expenses in connection with the solicitation of proxies.

Other Matters to Come Before the Meeting

     The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

Shareholder Proposals

     The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2009. The Trustees will call a special meeting of shareholders of a Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or class entitled to vote at such meeting.

     Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     Shareholders of a Fund who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180, identifying the correspondence as intended for the Board of Trustees of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

Investment Advisor, Sub-Adviser, Principal Underwriter and Administrator

     NB Management, 605 Third Avenue, New York, New York 10158, is the investment advisor, principal underwriter and administrator to each Fund. Neuberger Berman, 605 Third Avenue, New York, New York 10158, is the sub-adviser to the Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Mid-Cap Portfolio, Partners Portfolio, Regency Portfolio, Small-Cap Portfolio and Socially Responsive Portfolio. LBAM, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, is sub-adviser to the Short Duration Bond Portfolio and the High Income Bond Portfolio.

VOTING INFORMATION

Voting Rights

     Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit K of this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. Except with respect to the election of Trustees in Proposal 4, each Fund’s shareholders will vote separately on each Proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on Proposals 1 through 3 separately with respect to each Fund in which you hold shares. Shareholders of all the Funds in the Trust will vote together to approve the election of a Trustee to serve on the Board of the Trust.

     Shares of the Funds are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract owners who select a Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An Insurance Company that uses a Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. Therefore, for Separate Accounts that are registered with the SEC, an Insurance Company will request voting instructions from the Variable Contract owner and will vote shares or other interests in the Separate Account as directed by the Variable Contract owner. In the event that any Variable Contract owners fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract owners investing through the same Separate Account, even if only a small number of Variable Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract owners fail to give voting instructions, a small number of Variable Contract owners may determine the outcome of the vote.

     Shares of the Funds are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their Plan Participants who have an interest in the Fund. With respect to Fund shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

     If the enclosed voting instruction card or proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the voting instruction card or proxy card will be voted in accordance with the instructions marked on the voting instruction card or proxy card. If no instructions are marked on the voting instruction card or proxy card, it will be voted FOR the Proposals. Any shareholder who has given a voting instruction card or a proxy card has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated voting instruction card or proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated voting instruction card or proxy card must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective.

     In tallying votes by shareholders of record, abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the Proposal, abstentions have the same effect as a vote cast against the Proposal.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NB Management, affiliates of NB Management or other representatives of the Funds. Proxy solicitations will also be made by [______] and [_____]. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such a broker non-vote will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. With respect to the Proposals, broker non-votes are disregarded.

Quorum; Adjournment

     A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. For the Trust, the insurance companies whose separate accounts hold the Trust’s shares will be counted as the shareholders in determining whether a quorum is present. If a quorum is not present at a Fund’s Meeting or a quorum is present but sufficient votes to approve each Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. Abstentions will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement with respect to any Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

Vote Required

     Shareholders of each Fund must separately approve the New Management Agreement and the New Sub-Advisory Agreement for such Fund. Approval of Proposal 1, and either Proposal 2 or Proposal 3, as appropriate, by an applicable Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. If Proposal 1 is not approved with respect to a Fund, then Proposal 2 or 3 (as appropriate) will not be effective with respect to that Fund, even if shareholders vote in favor of it. With respect to Proposal 4, the election of a nominee to the Board of Trustees of the Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of the Trust’s shareholders.

     If the shareholders of a Fund approve the New Management and Sub-Advisory Agreements for such Fund, their effectiveness is conditioned upon the consummation of the Proposed Acquisition. If approved, these Proposals will not become effective until consummation of the Proposed Acquisition.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed voting instruction card or proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

     By order of the Board of Trustees,

     Claudia A. Brandon Secretary
     Neuberger Berman Advisers Management Trust

[_____ __,] 2009

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy cards properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy cards.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy cards.
3.	All Other Accounts: The capacity of the individual signing the proxy cards should be indicated unless it is reflected in the form of registration.

     For example:

Registration	Valid Signatures
Corporate Accounts
1. ABC Corp	ABC Corp.
2. ABC Corp	John Doe, Treasurer
3. ABC Corp.	John Doe
c/o John Doe, Treasurer
4. ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
1. ABC Trust	Jane B. Doe, Trustee
2. Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78
Custodial or Estate Accounts
1. John B. Smith, Cust.	John B. Smith, Jr.
f/b/o John B. Smith, Jr. UGMA
2. John B. Smith	John B. Smith, Jr., Executor

[______ __,] 2009

EXHIBIT LIST

Exhibit	Title	Page
A	Principal Executive Officers and Directors of NB Management, NB LLC and LBAM	A-1
B	Form of New Management Agreement	B-1
B-1	Dates of Various Management Agreement Approvals for Each Fund	B-8
C	Commissions Paid to Affiliated Brokers	C-1
D-1	Rate of Compensation Under Management Agreements	D-1
D-2	Fees Paid to NB Management	D-2
E	Current Contractual Expense Limitations	E-1
F	Name, Asset Size, and Compensation Received by NB Management for Advisory or Sub-advisory Services to Other Similar Funds	F-1
G	Form of New Sub-advisory Agreement	G-1
G-1	Dates of Various Sub-advisory Agreement Approvals for Each Fund	G-3
H	Fees Paid to NB LLC or LBAM under Sub-advisory Agreements	H-1
I	Name, Asset Size and Compensation Received by NB LLC for Sub-advisory Services to Similar Funds	I-1
J	Control Persons and Principal Holders of Securities	J-1
K	Number of Shares Outstanding for Each Class of Each Fund as of the Record Date	K-1